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                                                                   Exhibit 10.22

                                 AMENDMENT No. 6

                                       to

                        THE DEVELOPMENT AND MANUFACTURING
                               SERVICES AGREEMENT

                              Dated 08 January 2004

                                     Between

                               LONZA BIOLOGICS ***

                                       and

                          TRUBION PHARMACEUTICALS, INC.

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THIS AMENDMENT No. 6 ("Sixth Amendment") is made the 28th day of April 2005
BETWEEN

LONZA BIOLOGICS *** of *** (hereinafter referred to as "LB"), and

TRUBION PHARMACEUTICALS, INC., of 2401 4th Avenue, Suite 1050, Seattle, WA 98121, USA (herein after referred to as the "Customer")

WHEREAS

A. LB and the Customer entered into a development and manufacturing services agreement ("the Agreement") dated 08 January 2004, pursuant to which LB agreed to provide Services to the Customer, and,

B. The Customer now wishes LB to perform additional services under the Agreement, and,

C. LB is willing to perform such additional services on the terms set out in the Agreement, and

D. The parties wish to amend the Agreement in accordance with Clause 13.5 thereto.

NOW THEREFORE IT IS HEREBY AGREED as follows:

     1. TWO NEW STAGES, STAGES 25 AND 26, SHALL BE ADDED TO SCHEDULE 2 OF THE AGREEMENT TO READ AS FOLLOWS:

     "STAGE 25 ***

     BACKGROUND

     ***

     25.1 OBJECTIVES

          ***.

     25.2 ACTIVITIES

          ***

     25.3 DELIVERABLES

          25.3.1 A copy of the report of activities as prepared in activity 25.2.11.

     25.4 TIMESCALE

     Stage 25 can commence upon signature of this Amendment and it is estimated that Stage 25 will be complete approximately *** from commencement.

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     STAGE 26 ***

     BACKGROUND

     ***

     26.1 OBJECTIVES

          ***

     26.2 ACTIVITIES

          ***

     26.3 DELIVERABLES

          26.3.1 A copy of the sampling plan prepared in activity 26.2.1.

          26.3.2 *** obtained in activity 26.2.12.

          26.3.3 Samples from the development study as agreed in activity 26.2.1 and 26.2.14.

          26.3.4 A copy of the report of activities as prepared in activity 26.2.15.

     26.4 TIMESCALE

     Stage 26 can commence upon signature of this Amendment and it is estimated that Stage 26 will be complete approximately *** from commencement."

     SCHEDULE 3 TO THE AGREEMENT SHALL BE AMENDED TO INCLUDE PROVISION FOR PAYMENT FOR THE ABOVE MENTIONED ADDITIONAL SERVICES, AS SET OUT BELOW HERETO. INVOICES FOR THESE ADDITIONAL SERVICES SHALL BE ISSUED, AND CUSTOMER PAYMENTS SHALL BE MADE, IN ***:

     "1.  PRICE

     ***

     2.   PAYMENT

     FOR STAGE 25

     *** upon commencement of Stage 25.

     *** upon completion of Stage 25.

     FOR STAGE 26

     *** upon commencement of Stage 26.


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     *** upon completion of Stage 26."

     SAVE AS HEREIN PROVIDED ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

     AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first above written.


Signed for and on behalf of                                ***
                                        ----------------------------------------
LONZA BIOLOGICS ***
                                                           ***
                                        ----------------------------------------
                                                          TITLE


Signed for and on behalf of             /s/ Kendall M. Mohler
TUBION PHARMACEUTICALS, INC.            ----------------------------------------
                                        Senior VP Research & Development
                                                      TITLE


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